--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                             -----------------------



        Date of Report (Date of earliest event reported): April 24, 2002


                                  AMTRAN, INC.
             (Exact name of registrant as specified in its charter)


                             -----------------------




        Indiana                       000-21642                35-1617970
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)

                         ------------------------------



                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A

          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1   Presentation Data


ITEM 9.  REGULATION FD DISCLOSURE

     The Company is furnishing herewith certain data being presented by one of its executive officers during the Bear Stearns 11th Annual Credit Research Conference on April 24, 2002.

     The following presentation contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc.'s business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon circumstances.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMTRAN, INC.


Date: April 24, 2002                 By: /s/  Kenneth K. Wolff
                                         --------------------------
                                         Name: Kenneth K. Wolff
                                         Title:   Executive Vice President & CFO

                                  EXHIBIT INDEX


Exhibit No.                  Description of the Exhibit

99.1                         Presentation Data